DECEMBER 14, 2017

SUPPLEMENT TO THE

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2017, AS LAST SUPPLEMENTED SEPTEMBER 28, 2017

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)	Effective January 1, 2018, Hartford Funds Management Company, LLC (the “Investment Manager”) will lower its contractual management fee rate set forth in the investment management agreement for the Hartford Value HLS Fund.

a.	Accordingly, effective January 1, 2018, under the heading “Hartford Value HLS Fund Summary Section – Your Expenses,” the Annual Fund Operating Expenses table as well as the expense examples will be deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees(1)	0.66%	0.66%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.71%	0.96%

(1) “Management fees” have been restated to reflect current fees.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same
•	You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$73	$227	$395	$ 883
IB	$98	$306	$531	$1,178

(2)	Under the heading “The Investment Manager and Sub-Adviser – Management Fee,” effective January 1, 2018, the following information will be added after the first paragraph below the effective management fee chart:

Effective January 1, 2018, the Investment Manager has agreed to extend the waiver of 0.03% of the Balanced HLS Fund’s contractual management fee through December 31, 2018. Effective January 1, 2018, the management fee set forth in the investment management agreement with respect to Hartford Value HLS Fund is 0.6900% of the first $250 million, 0.6425% of the next $250 million, 0.6325% of the next $500 million, 0.6250% of the next $1.5 billion, 0.6200% of the next $2.5 billion, 0.6150% of the next $5 billion, and 0.6100% in excess of $10 billion annually of the Hartford Value HLS Fund’s average daily net assets. Prior to January 1, 2018, the management fee set forth in the investment management agreement with respect to Hartford Value HLS Fund was 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $1.5 billion, 0.6200% of the next $2.5 billion, 0.6150% of the next $5 billion, and 0.6100% in excess of $10 billion annually of the Hartford Value HLS Fund’s average daily net assets.

This Supplement should be retained with your Prospectus for future reference.

HV-7344	December 2017

DECEMBER 14, 2017

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2017, AS LAST SUPPLEMENTED AUGUST 9, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

(1)	Albert Y. Lee and Theodore J. Lucas each became an officer of the Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. on November 7, 2017.

a.	Under the heading “FUND MANAGEMENT – OFFICERS AND INTERESTED DIRECTORS,” the following information is added to the table:

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Albert Y. Lee (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President at Hartford Funds Management Group, Inc. (“HFMG”) since 2016. Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC since 2017 and served as Managing Director & Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer, Avicenna Capital Management (2007-2009); Chief Financial Officer, Steeple Capital LP (2005-2007).	N/A	N/A
theodore j. lucas (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG since 2016 and as Executive Vice President of Lattice Strategies LLC since 2017. Mr. Lucas served as Managing Partner, Lattice Strategies LLC (2003 to 2016).	N/A	N/A

(2)	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – MANAGEMENT FEES,” the management fee schedule for the Hartford Value HLS Fund is deleted in its entirety and replaced with the following information.

Value HLS Fund (prior to January 1, 2018)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6200%
Next $5 billion	0.6150%
Amount Over $10 billion	0.6100%

Value HLS Fund (effective January 1, 2018)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.6900%
Next $250 million	0.6425%
Next $500 million	0.6325%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6200%
Next $5 billion	0.6150%
Amount Over $10 billion	0.6100%

(3)	On January 1, 2018, the name of the Funds’ sub-transfer agent will change from Boston Financial Data Services, Inc. to DST Asset Manager Solutions, Inc. All references to Boston Financial Data Services, Inc. and BFDS in the SAI are removed and are replaced with DST Asset Manager Solutions, Inc. and DST, respectively, on January 1, 2018.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.

December 2017